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                                                                    EXHIBIT 23.0




CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-121336 on Form S-8 of our report dated March 23, 2005, relating to the consolidated financial statements of Abington Community Bancorp, Inc. and in this Annual Report on Form 10-K of Abington Community Bancorp, Inc. for the year ended December 31, 2004.


/s/ Deloitte + Touche LLP


Philadelphia, Pennsylvania
March 30, 2005